PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 14.
Prudential Floating Rate Income Fund (the “Fund”)

Supplement dated September 23, 2016 to the Currently Effective Prospectus and Summary Prospectus

Effective as of October 1, 2016, the Fund’s existing contractual cap on Fund expenses will be enhanced. To reflect these changes, the Fund’s Prospectus is hereby revised as follows, effective as of October 1, 2016:

1.	In the Summary Prospectus and Prospectus section entitled Fund Summary—Fund Fees and Expenses, the Annual Fund Operating Expenses table is deleted and replaced with the following table:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Q	Class Z
Management fees	.65%	.65%	.65%	.65%
+ Distribution and service (12b-1) fees	.25%	1.00%	None	None
+ Other expenses	.39%	.39%	.29%	.39%
= Total annual Fund operating expenses	1.29%	2.04%	.94%	1.04%
– Fee waiver and/or expense reimbursement	(.34)%	(.34)%	(.29)%	(.34)%
= Total annual Fund operating expenses after fee waiver and/or expense reimbursement(1)	.95%	1.70%	.65%	.70%

(1) The Manager has contractually agreed, through June 30, 2018, to reimburse and/or waive fees so that: (1) the Fund’s net annual operating expenses (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), acquired fund fees and expenses, taxes, interest and brokerage commissions, and extraordinary expenses) of each class of shares is limited to 0.65% of the Fund's average daily net assets; and (2) the Fund’s net annual operating expenses (exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest and brokerage commissions, and extraordinary expenses) of each class of shares is limited to 0.70% of the Fund's average daily net assets. These waivers may not be terminated prior to June 30, 2018 without the prior approval of the Fund’s Board of Directors (the “Board”). The Manager and the Board have agreed to a new management fee schedule for the Fund effective on or about October 1, 2016, under which the management fee will be 0.65% of average daily net assets up to $5 billion and 0.625% of average daily net assets in excess of $5 billion.

LR893

2.	In the Summary Prospectus and Prospectus section entitled Fund Summary—Fund Fees and Expenses—Example, the table is deleted and replaced with the following new table:

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$419	$688	$978	$1,802	$419	$688	$978	$1,802
Class C	$273	$607	$1,067	$2,342	$173	$607	$1,067	$2,342
Class Q	$66	$271	$492	$1,128	$66	$271	$492	$1,128
Class Z	$72	$297	$541	$1,240	$72	$297	$541	$1,240

LR893